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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 6, 1998 included in this Form 10-K into the Company's previously filed Registration Statement File Numbers 333-37051 and 333-37053.


                                                    ARTHUR ANDERSEN LLP


Nashville, Tennessee
March 26, 1998